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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 21, 2001

                         MAGELLAN HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

                                                                58-1076937
                 (Commission                                 (I.R.S. Employer
                File Number)                                Identification No.)

         6950 COLUMBIA GATEWAY DRIVE
                  SUITE 400
             COLUMBIA, MARYLAND                                    21046
  (Address of principal executive offices)                      (Zip Code)

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       Registrant's telephone number, including area code: (410) 953-1000

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ITEM 5. OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

    This Form 8-K and other statements issued or made from time to time by Magellan Health Services, Inc. or its representatives (the "Company") contain statements which may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of Magellan and members of its management team, as well as the assumptions on which such statements are based. Words or phrases such as "should result", "are expected to", "anticipate", "estimate", "project" or similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements contain such phrases. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth under the heading "Cautionary Statements" in Item 1 of Magellan's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2000, which information is hereby incorporated by reference in this Form 8-K. Magellan undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

    In January 2001, Magellan Health Services, Inc. (the "Registrant") reported that the Company's Board of Directors approved and the Company entered into a definitive agreement for the sale of National Mentor Inc. ("Mentor"), the Registrant's human services segment. Subsequently, on March 9, 2001, the Company consummated the sale of the stock of Mentor. The Registrant is filing herewith Selected Financial Data, Management's Discussions and Analysis of Financial Condition and Results of Operations and audited consolidated financial statements each of which have been restated to present the Company's human services segment as discontinued operations. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 333-01217, 333-50423 and 333-53353; on Form S-8, file numbers 333-12877, 333-46386, 333-46388, 333-49149, 333-72307,
333-93911 and 333-57729.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

    23.1 Consent of Arthur Andersen LLP

    99 Financial Information restated to present the human services segment as discontinued operations

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Magellan Health Services, Inc.

                                          /s/ Thomas C. Hofmeister
                                          --------------------------------------

                                          By: Thomas C. Hofmeister

                                              Senior Vice President and
                                             Chief Accounting Officer

    Date: May 21, 2001